                                                                   EXHIBIT 10.1


                               ELEVENTH AMENDMENT
             TO THIRD AMENDED AND RESTATED SECURED CREDIT AGREEMENT

         THIS ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED SECURED CREDIT AGREEMENT (this "Amendment"), dated as of October 9, 2003, is entered into among QUANTA SERVICES, INC., a Delaware corporation (the "Borrower"), the Lenders (defined below) who are signatories hereto, and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).

                                   BACKGROUND

         A. The Borrower is party to that certain Third Amended and Restated Secured Credit Agreement dated as of June 14, 1999 (as amended through the date hereof and as may be further amended, restated or supplemented from time to time, the "Credit Agreement"), among the Borrower, the Agent, and the lenders from time to time party to the Credit Agreement (each a "Lender" and collectively, the "Lenders").

         B. The Borrower, Majority Lenders and the Agent desire to make certain amendments to the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, Majority Lenders and the Agent covenant and agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

              (a) Amendment to Section 6.10(a). Clause (a) of Section 6.10 is amended by adding a new sentence at the end thereto to read as follows:

              The amount of payments permitted pursuant to the foregoing clauses
              (D) and (E) shall be deemed to include the $15,000,000 which the Borrower is permitted to retain from the net offering proceeds in accordance with Section 2.10(c).

              (b) Amendment to Section 6.14. Section 6.14(i) is amended and restated in its entirety, as follows:

                           (i) Indebtedness not to exceed $275,000,000 at any
                  time under the 2003 Note Purchase Agreement, including without limitation, the Indebtedness under the 2003 Convertible Subordinated Notes; provided that, such Indebtedness is unsecured and upon terms not materially less favorable than the terms of the Convertible Subordinated Notes and is otherwise on terms reasonably satisfactory to the Agent, including without limitation ranking subordination terms at least as favorable to the Lenders as those contained in the Convertible Subordinated

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                  Notes, and provided further that all net cash proceeds from the issuance of such Indebtedness are applied in accordance with SECTION 2.10(C) of this Agreement, which contemplates that such net cash proceeds in excess of $15,000,000 (which $15,000,000 the Borrower is permitted to retain consistent with Section 2.10(c)) will be allocated to the Lenders and to the holders of the Senior Notes (based on the proportion of the Commitment Amount under this Agreement and the proportion of the outstanding principal amount of the Senior Notes to the sum of both) and applied as follows: (A) with respect to the proceeds allocated to the Lenders, paid to the Agent as a prepayment of the Loans, and if all Loans have been satisfied, to the Agent as cash collateral for the outstanding L/C Obligations (which security interest shall be expressly senior to any security interest in such cash collateral which secures the Senior Notes), in each case together with a corresponding, automatic and permanent reduction of the Commitment Amount by the amount of net proceeds that would be allocated to the Lenders if the Loans and L/C Obligations exceeded such amount of net proceeds (and not any lesser amount which may ultimately be allocated to the Lenders if the Loans and L/C Obligations are less than such amount of net proceeds), and if all of the L/C Obligations have been so cash collateralized, to the holders of the Senior Notes to be applied in accordance with Section 8.8(e) of the Note Purchase Agreement, and (B) with respect to the proceeds allocated to the holders of the Senior Notes, paid to such holders to be applied in accordance with Section 8.8(e) of the Note Purchase Agreement; and

              (c) Notwithstanding anything in this Agreement to the contrary, the Borrower shall be permitted to disregard any Make-Whole Amount (as defined in the Note Purchase Agreement) paid or required to be paid as a result of or in connection with the 2003 Note Purchase Agreement or any offering or issuance of the 2003 Convertible Subordinated Notes for purposes of any determination of the Borrower's compliance with any covenant contained in Section 6.20, 6.21, 6.22, 6.23 or 6.24 of this Agreement.

         2. REPRESENTATIONS AND WARRANTIES. Each of the Borrower and the Guarantors represents and warrants to the Lenders that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate, partnership or limited liability company action, as applicable, by it, (c) no consent of any Person that has not been obtained is required for its execution and delivery of this Amendment, (d) its execution and delivery of this Amendment will not violate its organizational documents, (e) the representations and warranties in each Credit Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Credit Document to which it is a party, and (g) no Default or Event of Default exists as of the date of this Amendment.

         3. RELEASE.

              (a) The Borrower and each Guarantor hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Agent and the Lenders and all respective affiliates and subsidiaries of the Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, financial advisors, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Borrower or any Guarantor ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Credit Documents or the enforcement or attempted enforcement by the Agent or the Lenders of rights, remedies or recourses related thereto.

              (b) The Borrower and each Guarantor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Credit Documents.

              (c) The agreements of the Borrower and each Guarantor set forth in this Section 3 shall survive termination of this Amendment and the other Credit Documents.

         4. CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective, without any other action by the parties hereto, immediately upon the satisfaction or waiver of each of the following conditions precedent and only if all such conditions precedent to effectiveness are satisfied or waived on or prior to October 31, 2003:

              (a) the Agent shall receive counterparts of this Amendment executed by the Majority Lenders, the Borrower and the Guarantors;

              (b) the representations and warranties set forth in Section 2 of this Amendment shall be true and correct;

              (c) all reasonable out-of-pocket fees and expenses of the Agent in connection with the Credit Documents, including its reasonable out-of-pocket legal and other professional fees and expenses incurred by the Agent, including, without limitation, such fees and expenses of Winstead Sechrest & Minick P.C., shall have been paid;

              (d) the Agent shall receive evidence reasonably satisfactory to the Agent that the Borrower has entered into an amendment to the Note Purchase Agreement in form and substance reasonably satisfactory to the Agent;

              (e) the Agent shall receive a written certificate signed by an officer of the Borrower acceptable to the Agent as to (i) the absence of any action, suit, investigation or proceeding pending or, to the knowledge of the Borrower, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to materially and adversely affect (A) the financial condition of the Borrower and its Subsidiaries, taken as a whole, or (B) the ability of the Borrower and its Subsidiaries to perform their respective obligations under the Credit Documents, as amended by the Amendment, (ii) the absence of a material breach of any representation or warranty of the Borrower set out in the Credit Documents, and (iii) the absence of any Default or Event of Default, after giving effect to this Amendment; and

              (f) the Agent shall receive, in form and substance reasonably satisfactory to the Agent and its counsel, such other documents, certificates and instruments as the Agent shall reasonably require.

         5. CREDIT DOCUMENT: REFERENCE TO CREDIT AGREEMENT. This Amendment is a Credit Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

         6. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

         7. GOVERNING LAW; BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas and shall be binding upon the Borrower, the Agent, each Lender and their respective successors and assigns.

         8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         9. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                             SIGNATURE PAGES FOLLOW.


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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

QUANTA SERVICES, INC.



By:  /s/ JAMES H. HADDOX
     -----------------------------------
     Name: James H. Haddox
     -----------------------------------
     Title: Chief Financial Officer
     -----------------------------------


AGENT:

BANK OF AMERICA, N.A., AS AGENT



By:  /s/ DAVID A. JOHANSON
     -----------------------------------
     Name: David A. Johanson
     -----------------------------------
     Title: Vice President
     -----------------------------------


                       ELEVENTH AMENDMENT TO THIRD AMENDED
                      AND RESTATED SECURED CREDIT AGREEMENT
                                 SIGNATURE PAGE

         Lender signature page to that certain Eleventh Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of October 9, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

BANK OF AMERICA, N.A.



By: /s/ GARY L. MINGLE

Name: Gary L. Mingle

Title: Senior Vice President

         Lender signature page to that certain Eleventh Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of October 9, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

BANK OF NOVA SCOTIA



By: /s/ STEPHEN C. LEVI

Name: Stephen C. Levi

Title: Director

         Lender signature page to that certain Eleventh Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of October 9, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

CREDIT LYONNAIS NEW YORK BRANCH



By: /s/ ATTILA KOC

Name: Attila Koc

Title: Senior Vice President

         Lender signature page to that certain Eleventh Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of October 9, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

JP MORGAN CHASE



By: /s/ ROBERT MENDOZA

Name: Robert Mendoza

Title: Vice President

         Lender signature page to that certain Eleventh Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of October 9, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

GUARANTY BANK



By: /s/ SCOTT BREWER

Name: Scott Brewer

Title: VP

         Lender signature page to that certain Eleventh Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of October 9, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

WACHOVIA BANK, NATIONAL ASSOCIATION



By: /s/ STEVEN L. HIPSMAN

Name: Steven L. Hipsman

Title: Director

         Lender signature page to that certain Eleventh Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of October 9, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

COMERICA BANK



By: /s/ WILLIAM S. ROGERS

Name: William S. Rogers

Title: Vice President

         Lender signature page to that certain Eleventh Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of October 9, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

SUN TRUST BANK



By: /s/ J. SCOTT DEVINEY

Name: J. Scott Deviney

Title: Director

         Lender signature page to that certain Eleventh Amendment to Third Amended and Restated Secured Credit Agreement dated to be effective as of October 9, 2003, by and among Quanta Services, Inc., the Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders.

LASALLE BANK NATIONAL ASSOCIATION



By: /s/ RICHARD J. KRESS

Name: Richard J. Kress

TITLE: FIRST VICE PRESIDENT

                        GUARANTORS' CONSENT AND AGREEMENT



As an inducement to the Lenders to execute, and in consideration of the Lenders' execution of this Amendment, each of the undersigned hereby consents to this Amendment and agrees that the same shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under their respective Guaranties described in the Credit Agreement executed by the undersigned, or any agreements, documents or instruments executed by any of the undersigned, all of which obligations and liabilities are, and shall continue to be, in full force and effect. This consent and agreement shall be binding upon the undersigned, and their respective successors and assigns, and shall inure to the benefit of the Lenders, and their respective successors and assigns.


                             ADVANCED TECHNOLOGIES AND INSTALLATION CORPORATION ALLTECK LINE CONTRACTORS (USA), INC.
                             ARBY CONSTRUCTION, INC.
                             AUSTIN TRENCHER, INC.
                             BRADFORD BROTHERS, INC.
                             CCLC, INC.
                             COMMUNICATION MANPOWER, INC.
                             CONTI COMMUNICATIONS, INC.
                             CROCE ELECTRIC COMPANY, INC.
                             CROWN FIBER COMMUNICATIONS, INC.
                             DILLARD SMITH CONSTRUCTION COMPANY
                             DRIFTWOOD ELECTRICAL CONTRACTORS, INC.
                             ENVIRONMENTAL PROFESSIONAL ASSOCIATES, LIMITED FIVE POINTS CONSTRUCTION CO.
                             GLOBAL ENERCOM MANAGEMENT, INC.
                             GOLDEN STATE UTILITY CO.
                             H. L. CHAPMAN PIPELINE CONSTRUCTION, INC.
                             HAINES CONSTRUCTION COMPANY
                             INTERMOUNTAIN ELECTRIC, INC.
                             IRBY CONSTRUCTION COMPANY
                             LINE EQUIPMENT SALES CO., INC.
                             MANUEL BROS., INC.
                             MEARS GROUP, INC.
                             MEJIA PERSONNEL SERVICES, INC.
                             METRO UNDERGROUND SERVICES, INC.
                             MUSTANG LINE CONTRACTORS, INC.
                             NETWORK ELECTRIC COMPANY
                             NORTH PACIFIC CONSTRUCTION CO., INC.
                             NORTH SKY COMMUNICATIONS, INC.
                             PAR ELECTRICAL CONTRACTORS, INC.


                       ELEVENTH AMENDMENT TO THIRD AMENDED
                      AND RESTATED SECURED CREDIT AGREEMENT
                                 SIGNATURE PAGE

                             PARKSIDE SITE & UTILITY COMPANY CORPORATION
                             PARKSIDE UTILITY CONSTRUCTION CORP.
                             P.D.G. ELECTRIC COMPANY
                             POTELCO, INC.
                             PROFESSIONAL TELECONCEPTS, INC. (IL)
                             PROFESSIONAL TELECONCEPTS, INC. (NY)
                             PWR FINANCIAL COMPANY
                             QPC, INC.
                             QSI, INC.
                             QUANTA HOLDINGS, INC.
                             QUANTA XXXI ACQUISITION, INC.
                             QUANTA LI ACQUISITION, INC.
                             QUANTA LIV ACQUISITION, INC.
                             QUANTA LVII ACQUISITION, INC.
                             QUANTA LVIII ACQUISITION, INC.
                             QUANTA LIX ACQUISITION, INC.
                             QUANTA LX ACQUISITION, INC.
                             QUANTA LXI ACQUISITION, INC.
                             QUANTA LXII ACQUISITION, INC.
                             QUANTA LXIII ACQUISITION, INC.
                             QUANTA LXIV ACQUISITION, INC.
                             QUANTA LXV ACQUISITION, INC.
                             QUANTA LXVI ACQUISITION, INC.
                             QUANTA LXVII ACQUISITION, INC.
                             QUANTA LXVIII ACQUISITION, INC.
                             QUANTA LXIX ACQUISITION, INC.
                             QUANTA LXX ACQUISITION, INC.
                             QUANTA LXXI ACQUISITION, INC.
                             QUANTA LXXII ACQUISITION, INC.
                             QUANTA LXXIII ACQUISITION, INC.
                             QUANTA UTILITY INSTALLATION CO., INC,
                             R. A. WAFFENSMITH & CO., INC.
                             SOUTHEAST PIPELINE CONSTRUCTION, INC.
                             SOUTHWESTERN COMMUNICATIONS, INC.
                             SOUTHWEST TRENCHING COMPANY, INC.
                             SPALJ CONSTRUCTION COMPANY
                             SUMTER UTILITIES, INC.
                             THE RYAN COMPANY, INC.
                             TOM ALLEN CONSTRUCTION COMPANY
                             TRANS TECH ACQUISITION, INC.
                             TRAWICK CONSTRUCTION COMPANY, INC.
                             TTGP, INC.
                             TTLP, INC.
                             TTM, INC.
                             TXLP, INC.
                             UNDERGROUND CONSTRUCTION CO., INC.


                       ELEVENTH AMENDMENT TO THIRD AMENDED
                      AND RESTATED SECURED CREDIT AGREEMENT
                                 SIGNATURE PAGE

                                UTILCO, INC.
                                VCI TELCOM, INC.
                                                 W.C. COMMUNICATIONS, INC.
                                W.H.O.M. CORPORATION




                                By:  /s/ DANA GORDON
                                     ------------------------------------------
                                     Dana Gordon, President or Vice President
                                     of each Guarantor


                                QDE LLC
                                QUANTA DELAWARE, INC.
                                QUANTA ASSET MANAGEMENT LLC





                                By:  /s/ LINDA BUBACZ
                                     ------------------------------------------
                                     Linda Bubacz, President


                                COAST TO COAST, LLC


                                By:  Environmental Professional Associates,
                                     Limited, Its Member





                                By:  /s/ DANA GORDON
                                     ------------------------------------------
                                     Dana Gordon, Vice President



                                NORTHERN LINE LAYERS, LLC

                                By: PAR Electrical Contractors, Inc., Its Member


                                By:  /s/ DANA GORDON
                                     ------------------------------------------
                                     Dana Gordon, Vice President


                       ELEVENTH AMENDMENT TO THIRD AMENDED
                      AND RESTATED SECURED CREDIT AGREEMENT
                                 SIGNATURE PAGE

                                DOT 05, LLC
                                TJADER, L.L.C.
                                OKAY CONSTRUCTION COMPANY, LLC


                                By:   Spalj Construction Company, Its Member


                                By:  /s/ DANA GORDON
                                     ------------------------------------------
                                     Dana Gordon, Vice President


                                LAKE NORMAN PIPELINE, LLC


                                By:   Bradford Brothers, Inc., Its Member


                                By:  /s/ DANA GORDON
                                     ------------------------------------------
                                     Dana Gordon, Vice President


                                MEARS/CPG, LLC
                                MEARS ENGINEERING, LLC
                                MEARS/HDD, LLC
                                MEARS SERVICES, LLC


                                By: Mears Group, Inc., The Sole Member of each of the foregoing limited liability companies


                                By:  /s/ DANA GORDON
                                     ------------------------------------------
                                     Dana Gordon, Vice President

                                S.K.S. PIPELINERS, LLC


                                By:   Arby Construction, Inc., Its Member


                                By:  /s/ DANA GORDON
                                     ------------------------------------------
                                     Dana Gordon, Vice President


                       ELEVENTH AMENDMENT TO THIRD AMENDED
                      AND RESTATED SECURED CREDIT AGREEMENT
                                 SIGNATURE PAGE

                                TNS-VA, LLC


                                By: Professional Teleconcepts, Inc. (NY),
                                    Its Member


                                By:  /s/ DANA GORDON
                                     ------------------------------------------
                                     Dana Gordon, Vice President


                                LINECO LEASING, LLC


                                By:  Mustang Line Contractors, Inc.,
                                     Its Sole Member


                                By:  /s/ DANA GORDON
                                     ------------------------------------------
                                     Dana Gordon, Vice President


                                AIRLAN TELECOM SERVICES, L.P.
                                NORTH HOUSTON POLE LINE, L.P.
                                LINDSEY ELECTRIC, L.P.
                                DIGCO UTILITY CONSTRUCTION, L.P.


                                By:  Mejia Personnel Services, Inc., Its
                                     General Partner


                                By:  /s/ DANA GORDON
                                     ------------------------------------------
                                     Dana Gordon, Vice President


                                QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.
                                QUANTA ASSOCIATES, L.P.


                                By:   QSI, Inc., Its General Partner


                                By:  /s/ DANA GORDON
                                     ------------------------------------------
                                     Dana Gordon, Vice President


                       ELEVENTH AMENDMENT TO THIRD AMENDED
                      AND RESTATED SECURED CREDIT AGREEMENT
                                 SIGNATURE PAGE

                                TRANS TECH ELECTRIC, L.P.


                                By:  TTGP, Inc., Its General Partner


                                By:  /s/ DANA GORDON
                                     ------------------------------------------
                                     Dana Gordon, Vice President


                                PWR NETWORK, LLC


                                By:   PWR Financial Company, Its Sole Member


                                By:  /s/ DANA GORDON
                                     ------------------------------------------
                                     Dana Gordon, Vice President


                                Q RESOURCES, LLC


                                By:  Quanta Holdings, Inc.


                                By:  /s/ DANA GORDON
                                     ------------------------------------------
                                     Dana Gordon, Vice President


                                QUANTA RECEIVABLES, L.P.


                                By:  PWR Network, LLC, Its General Partner


                                By:  PWR Financial Company, Its Sole Member


                                By:  /s/ DANA GORDON
                                     ------------------------------------------
                                     Dana Gordon, Vice President


                       ELEVENTH AMENDMENT TO THIRD AMENDED
                      AND RESTATED SECURED CREDIT AGREEMENT
                                 SIGNATURE PAGE

                              TOTAL QUALITY MANAGEMENT SERVICES, LLC


                              By: Environmental Professional Associates, Ltd., Its Sole Member


                              By:  /s/ DANA GORDON
                                   ------------------------------------------
                                   Dana Gordon, Vice President


                       ELEVENTH AMENDMENT TO THIRD AMENDED
                      AND RESTATED SECURED CREDIT AGREEMENT
                                 SIGNATURE PAGE